Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Grants and Equity Awards
Neither our board of directors nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, and we do not time the release of material nonpublic information based on equity award grant dates. We did not grant awards of stock options, stock appreciation rights or similar option-like instruments in our 2025 fiscal year. Accordingly, we have nothing to report under Item 402(x) of Regulation S-K.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	Neither our board of directors nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, and we do not time the release of material nonpublic information based on equity award grant dates.
MNPI Disclosure Timed for Compensation Value	false